EQ ADVISORS TRUSTSM
EQ/JPMorgan Growth Allocation Portfolio

SUPPLEMENT DATED OCTOBER 2, 2023, TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated May 1, 2023, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information about a change to the investment strategy for the EQ/JPMorgan Growth Allocation Portfolio.

The following change is being made to the Summary Prospectus and the section of the Prospectus entitled “EQ/JPMorgan Growth Allocation Portfolio – Class IB and K shares”:

In the section entitled “INVESTMENTS, RISKS AND PERFORMANCE – Principal Investment Strategy,” the second paragraph is deleted in its entirety and replaced with the following:

Strategic Long-Term Asset Allocation. Under normal market conditions, it is expected that the Portfolio’s strategic long-term asset allocation will be approximately 65% in equity securities (or financial instruments that provide investment exposure to such securities) and approximately 35% in fixed income securities (or financial instruments that provide investment exposure to such securities). The actual percentage allocations at any time may vary. In monitoring and strategically adjusting the Portfolio’s exposures and weightings among the various asset classes, the Sub‑Adviser draws on the quantitative analysis and qualitative insights produced by dedicated research and strategy teams that support the investment process.